UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21681
                                                     ---------

                       Old Mutual/Claymore Long-Short Fund
        ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Nicholas Dalmaso
                   2455 Corporate West Drive, Lisle, IL 60532
        ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act") is as follows:

           ANNUAL
           REPORT
December 31, 2007

                                OLD MUTUAL/CLAYMORE LONG-SHORT FUND | OLA

photo of: 2 boats on water.


Logo: OLD MUTUAL
ASSET MANAGEMENT

CLAYMORE (R)

                                                       WWW.OLDMUTUALCLAYMORE.COM

                                                  ... YOUR COURSE TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                             OLD MUTUAL/CLAYMORE LONG-SHORT FUND


photo of: 2 boats on water.

OLA
LISTED
NYSE

Old Mutual/
Claymore
Long-Short Fund

CLAYMORE (R)

There can be no assurance the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE



The shareholder report you are reading right now is just the beginning of the story. Online at WWW.OLDMUTUALCLAYMORE.COM, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Analytic Investors, LLC and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.



2 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund

Dear SHAREHOLDER

We are pleased to submit the annual shareholder report for the Old Mutual/Claymore Long-Short Fund (the "Fund") for the 12 months ended December 31, 2007. As you may know, the Fund's investment objective is to provide a high level of current income and gains with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities utilizing a long/short strategy and opportunistically employing a strategy of writing (selling) calls on equity indices and, to a lesser extent, on individual securities. The Fund also seeks to enhance returns through an asset allocation strategy that involves purchasing or selling futures contracts on U.S. or foreign securities indices, foreign currencies and other assets.

Analytic Investors, LLC ("Analytic") is the Fund's Sub-Adviser. The firm, established in 1970, is an affiliate of Old Mutual (US) Holdings Inc., more commonly known as Old Mutual Asset Management. Analytic specializes in the creation and continuous management of optioned-equity and optioned-debt portfolios for mutual funds, foundations, insurance companies, endowments, profit-sharing plans, funds of hedge funds, and individual investors. As of December 31, 2007, Analytic managed or supervised approximately $12.5 billion in assets.

We believe that the Fund provides shareholders with the potential to outperform the S&P 500 Index over full market cycles through its unique multi-strategy approach to investing. Analytic has employed the Fund's strategy for nearly three decades in other investment products for institutional and retail investors. While the Fund's options overlay has similarities to a covered call fund, the Fund's long/short equity security selection and its asset allocation makes it different. We believe that this multi-strategy approach provides opportunities unavailable in a traditional covered call fund and provides the potential for high returns over time.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12 months ended December 31, 2007, the Fund provided a total return based on market price of -8.45%. This represents a closing market price of $15.33 on December 31, 2007, versus $18.33 on December 31, 2006. On an NAV basis, the Fund generated a total return of 2.54%. This represents a NAV of $17.79 on December 31, 2007, versus $18.89 on December 31, 2006. The Fund's market price at December 31, 2007, represented a discount to NAV of 13.83%; as of December 31, 2006, the share price was at a 2.96% discount to NAV. We believe that the Fund's market price discount to NAV represents an opportunity, as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 26 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the


                                           Annual Report | December 31, 2007 | 3

OLA | Old Mutual/Claymore Long-Short Fund | DEAR SHAREHOLDER continued

Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund's most recent quarterly dividend of $0.40, declared on December 3, 2007, represents an annualized distribution rate of 10.44%, based on the Fund's closing market price of $15.33 on December 31, 2007.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about Analytic's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.oldmutualclaymore.com.

Sincerely,

/s/ Nicholas Dalmaso

Nicholas Dalmaso
Old Mutual/Claymore Long-Short Fund


4 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund

QUESTIONS & ANSWERS

DENNIS M. BEIN, CFA
CHIEF INVESTMENT OFFICER, PORTFOLIO MANAGER
ANALYTIC INVESTORS, LLC

As Chief Investment Officer, Dennis Bein oversees the implementation of Analytic's investment strategies. He is a major contributor to the firm's ongoing research efforts as well as to the new product development efforts and strategy applications. As Portfolio Manager, Bein directs the Fund's management team on day-to-day portfolio management and research related to the Fund's equity-based investment strategies. Bein joined Analytic in 1995, and has worked as investment professional since 1990. He is a CFA charterholder and earned an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside.

The Old Mutual/Claymore Long-Short Fund (the "Fund") is managed by Analytic Investors, LLC. In the following interview, Chief Investment Officer and Portfolio Manager Dennis Bein, CFA, explains the factors that impacted the Fund's performance for the annual period ended December 31, 2007.


--------------------------------------------------------------------------------
BEFORE WE DISCUSS PERFORMANCE, WILL YOU REMIND US OF THE FUND'S INVESTMENT OBJECTIVES AND EXPLAIN HOW YOUR INVESTMENT STRATEGY SEEKS TO ACHIEVE THOSE OBJECTIVES?

The Fund's primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities, utilizing a long and short strategy and opportunistically employing a strategy of writing (selling) calls on equity indices, sectors and, to a lesser extent, on individual securities.

We utilize quantitative models to develop an equity portfolio that offers the potential for capital appreciation over time. The portfolio is constructed with a level of diversification and risk similar to that of the S&P 500, but is designed with the objective of outperforming the index over a full market cycle by having its long positions invested in the stocks that we believe will outperform, while selling short the stocks that we believe will underperform. To generate income and help reduce volatility, we then apply a call options overlay. Finally, to potentially enhance returns, we also engage in asset allocation strategies by purchasing or selling futures contracts on U.S. or foreign securities indices as well as foreign currency forward contracts and other assets.


--------------------------------------------------------------------------------
WILL YOU TELL US MORE ABOUT THE SPECIFICS OF YOUR PROCESS?

There are three components of the strategy that we believe make the Fund unique among covered call funds.

STOCK SELECTION. We begin by analyzing stock characteristics rather than focusing on individual stocks as many investment managers do. Our quantitative review is based on sophisticated mathematical models focused on variables that cover multiple dimensions of a stock's value, such as its valuation, growth potential, historical return patterns, liquidity and risk. The models identify characteristics that investors are currently rewarding or punishing by examining a universe of approximately 3,000 stocks to determine which financial characteristics are shared by the market's largest gaining or losing stocks. Stocks possessing favorable characteristics are ranked and become candidates for the long portfolio. Stocks that possess unfavorable characteristics are candidates for the short portfolio. Ultimately a portfolio of at least 75 highly-ranked stocks is combined with short positions of at least 20 low-ranked stocks. We monitor the portfolio on a real-time basis using our proprietary management system, which identifies media events or changes in fundamental factors that are potentially significant for the portfolio holdings. However, we trade securities only when we believe the incremental return potential will exceed the associated transaction costs.

OPTIONS OVERLAY. Our process is unique because we typically do not write (sell) call options on individual securities as a traditional covered call fund might. We prefer to sell options on indices because we have strong convictions about the stocks held in the Fund's portfolio. This strategy helps preserve the upside potential of the Fund's individual equity holdings, which is more important to us than giving away the upside potential of the market sectors on which we have written the calls. We believe giving away market or sector upside potential in exchange for lower overall volatility and a higher yield provided by the call options premiums benefits the Fund.

ASSET ALLOCATION. We also engage in asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indices, foreign currencies and other assets. This enables us to attempt to enhance Fund returns, to hedge against market and other risks in the portfolio and to obtain market exposure with reduced transaction costs. Essentially we take long and short equity, fixed-income and currency futures positions based on our global research models.


--------------------------------------------------------------------------------

WHAT IS A SHORT SALE?
A short sale is three-step trading strategy that seeks to capitalize on an anticipated decline in the price of a security. First, arrangements are made to borrow shares of the security, typically from a broker. Next, the investor will sell the borrowed shares immediately in the open market with the intention of buying them back at some point in the future. Finally, to complete the cycle, at a later date the investor will repurchase the shares (hopefully at a lower price) and will return them to the lender. In the end, the investor will receive the difference if the share price falls, but will of course incur a loss if it rises.

--------------------------------------------------------------------------------


                                           Annual Report | December 31, 2007 | 5

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


WHAT IS AN INDEX OPTION?

An index option is a contract which gives the buyer the right to participate in market gains over and above (in the case of a call) or below (in the case of a put) a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of an index call option is obligated, until the expiration date, to pay the holder of the option the difference between the index price and the option's strike price, upon the holder's request. The price of the option is determined from trading activity in the options market and generally reflects the relationship between the current price for the index and the strike price, as well as the time remaining until the expiration date.




--------------------------------------------------------------------------------
WILL YOU PROVIDE AN OVERVIEW OF EQUITY MARKETS DURING 2007?

It was a generally positive period for the U.S. equity market, although with considerable volatility, especially in the last few months of the year. Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs, and positive trends continued through mid-July.

As the third quarter developed, there was a sharp reversal, as liquidity concerns and problems in the sub-prime mortgage market created severe market turbulence. A rally in September was sparked in part by the first of the Federal Reserve Board's three interest rate reductions. Volatility increased and most indices were down in the fourth quarter, as markets responded to further bad news about the potential impact of the sub-prime mortgage crisis.

There was a major change in market leadership in 2007: after a long period during which small-cap stocks generally outperformed large-cap stocks, large-cap stocks regained market leadership, as investors became less comfortable with risk. Growth stocks performed much better than value stocks during 2007, especially in the last half of the year.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

The Fund successfully met its primary investment objective of generating a high level of current income through a combination of net investment income and net realized gains. The Fund provided investors with consistent quarterly distributions of $0.40 per share during 2007. This represents an annualized distribution rate of 10.44% based upon the closing market price of $15.33 on December 31, 2007. Each of the distributions was accompanied by a letter detailing the source of the distribution. (These letters are also posted on the Fund's web site.) However, a final determination of the components of the Fund's distributions for tax purposes will be made in January 2008 after the end of the Fund's fiscal year.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12 months ended December 31, 2007, the Fund provided a total return based on market price of -8.45% and 2.54% on an NAV basis. On December 31, 2007, the Fund's closing market price was $15.33, which represented a discount of 13.83% to NAV of $17.79. On December 31, 2006, the Fund's market price closed at $18.33 and its NAV was $18.89, reflecting a discount of 2.96%.

As most investors may know, the market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

The Fund's return was below returns of the S&P 500 Index, which returned 5.49%, and the CBOE S&P 500 BuyWrite Index ("BXM"), which returned 6.55%. The BXM is an index that simulates an ongoing covered call strategy on the S&P 500 Index (the "S&P 500") and consists of an unmanaged portfolio of stocks upon which a one-month at-the-money call option on the S&P 500 is continuously written. When comparing the Fund's performance to the S&P 500 and BXM, it is important to remember that while the Fund invests primarily in domestic equities, it also employs an options overlay and asset allocation strategies. The Fund's options program and its asset allocation strategies detracted from performance during 2007.


--------------------------------------------------------------------------------
WILL YOU TELL US ABOUT THE CHARACTERISTICS FAVORED BY YOUR QUANTITATIVE MODEL DURING THE FIRST HALF OF 2007?

Analytic Investors' process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and we believe that portfolios that reflect these biases will add value in the long run.

During the first half of 2007, investors favored certain valuation characteristics, such as sales-to-price, cash-flow-to-price and earnings-to-price ratios, while avoiding companies with above-average dividend yields. Lower quality companies outperformed higher quality companies during the period, and companies with above average price momentum underperformed. (Our definition of quality is based on a number of factors such as financial strength and profitability; it is intended to reflect the market's overall view of quality.)

In the last half of the year, the more growth-oriented factors in our model became more important, as investors began paying more attention to historical and recent earnings per share growth, and price momentum returned to favor. Stocks with above-



6 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


average dividend yields underperformed, as did stocks with above-average trading volume. Our process was able to adapt to these changes in the equity market, and the equity portion of the Fund outperformed the S&P 500 Index during 2007.


--------------------------------------------------------------------------------
WHICH DECISIONS REGARDING THE COMMON EQUITY PORTFOLIO HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Stock selection was positive within the majority of economic sectors, with the strongest contributions in the health care, financials, and telecommunication services sectors. A long position in Medco Health Solutions Inc. (0.9% of total common stocks and securities sold short), contributed to performance, as the pharmacy benefits manager continued to report strong earnings and reiterated its positive expectations for 2008.

A short position in Boston Scientific Corporation (0.4% of total common stocks and securities sold short) also helped performance, as shares of the medical device manufacturer fell during the latter half of the year as the company aggressively cut jobs and reported a significant third-quarter loss. Short positions in the financials sector added to performance, as this sector weakened. A short position in Citigroup Inc. (not held in the portfolio at period end) contributed, as the financial services firm suffered a downgrade by analysts who estimated the company would likely have to take as much as $15 billion in write-downs over the next two quarters due to bets on risky debt. Also positive was a short position in bond insurer MBIA Inc. (0.2% of total common stocks and securities sold short); this stock dropped amid concerns that bond insurers may have to raise new capital or take other steps to maintain credit ratings. MBIA also disclosed it had insured $8.1 billion in CDOs-squared, which are collateralized debt obligations backed by a combination of other CDOs and mortgages, with $5.1 billion of that insurance written in 2006 and 2007, a time when the problems with sub-prime borrowers were emerging.


--------------------------------------------------------------------------------
WHICH AREAS OF THE EQUITY PORTFOLIO HURT PERFORMANCE?

Detracting from performance was a long position in Electronic Data Systems Corp. (0.6% of total common stocks and securities sold short), an information technology services company, which moved lower over analyst concerns regarding lower bookings and free cash flow.

A long position is Office Depot, Inc. (less than 0.1% of total common stocks and securities sold short) hurt performance as the stock moved lower on disappointing earnings and concerns about possible accounting irregularities.

A long position in Tyson Foods, Inc. (0.5% of total common stocks and securities sold short) detracted from performance as the world's largest meat processor lowered its 2007 earnings guidance after it was hit hard by higher beef and pork prices.

A short position in First Data Corporation (not held in the portfolio at period end) also negatively impacted performance as the financial services company soared on news of a $26 billion takeover bid from private equity firm Kohlberg Kravis Roberts & Co.; this transaction was completed in September 2007.

In addition, a short position in Juniper Networks (not held in the portfolio at period end) hurt as the networking equipment company stock rallied on the news of a second-quarter profit, prompting analysts to release positive comments and upgrade the stock.


--------------------------------------------------------------------------------
WHAT WAS THE IMPACT ON PERFORMANCE OF THE OPTIONS AND ASSET ALLOCATION PROGRAMS?

The net effect of the options program was negative during the period, as would be anticipated when equity markets are up. The global asset allocation strategy also detracted from returns during the year. The third quarter proved particularly difficult, as the market turbulence experienced in the U.S. was felt worldwide in equity markets and currency markets. The equity component posted negative results during the third quarter, as the Fund had short positions in most Asia-Pacific markets, which were up, and long positions in most European markets, which were down. The Fund's positioning was based on our desire to gain exposure to two of our strongest-performing equity factors: earnings yield and earnings yield minus bond yield. Losses resulted primarily from negative returns on those two factors.

The currency portfolio also experienced losses mainly because of our interest differential factor, as we had positive exposure to currencies such as the Australian dollar which had high interest rates and short positions in lower interest rate currencies such as the Swiss franc and Japanese yen. The interest differential factor is an element of our model that involves taking long or short positions in various currencies depending on their relative short-term interest rates with the expectation that currencies with higher interest rates will hold their value or appreciate relative to those with lower rates. During the period covered by this report, the interest differential factor led to losses because of appreciation of currencies with lower interest rates in which the Fund held short positions relative to currencies with higher interest rates in which the fund held long positions.

While historically this has been our best performing factor in the global asset allocation strategy, in an environment of increasing volatility such as that experienced in the last few months of 2007, this factor generally produces negative returns. The volatility of the G7 currencies was near historical highs during the period. (The G7 currencies are currencies of seven industrialized nations that meet periodically to achieve a cooperative effort on international economic and monetary issues. The countries are France, Germany, Italy, Japan, the U.K., Canada and the U.S., and the currencies are the euro, the British pound, the Japanese yen, and the U.S. and Canadian dollars.)


                                           Annual Report | December 31, 2007 | 7

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND IN THE MONTHS AHEAD?

With the U.S. economy apparently teetering on the brink of recession, and the ultimate impact of credit problems still unclear, it is a time to approach investment decisions with caution. We believe that the Fund's structure, with a long and short equity portfolio, an index options program to preserve upside potential of individual securities, and an asset allocation strategy for exposure to world markets has the potential to provide attractive returns in a wide variety of market conditions.

Analytic intends to continue to emphasize stocks with above-average sales-per-share ratios. We intend also to focus on select companies with strong recent and projected earnings growth, while de-emphasizing companies with higher-than-average dividend yields. We anticipate continuing to seek to emphasize companies with above-average price momentum, while de-emphasizing companies with high financial leverage and above average trading volume.


--------------------------------------------------------------------------------
OLA RISKS AND OTHER CONSIDERATIONS

As with any stock, the price of the Fund's Common Shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment. The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The Fund will ordinarily have substantial exposure (both long and short) to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The Fund makes substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund's portfolio. The Fund intends to take short equity positions in an amount equal to approximately 30% of the Fund's net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a potentially unlimited loss to the Fund.

The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, closing out short sales and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders' income from the Fund, would likely decline as well. Please see the "Distributions" section of the Prospectus for a description of other risks associated with the level, timing and character of the Fund's distributions.

There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option; the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Equity Risk; Short Sale Risk; Options Risk, Management Risk; Tax Treatment of Distributions; Derivatives Risk; Counterparty Risk; Credit Risk; Income Risk; Medium- and Smaller-Company Risk; Focused Investment Risk; Interest Rate Risk; Liquidity Risk; Market Disruption and Geopolitical Risk; Leverage Risk; Foreign Investment Risk; Other Investment Companies Risk; and Inflation/Deflation Risk.


8 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund

Fund SUMMARY | AS OF DECEMBER 31, 2007 (unaudited)

FUND STATISTICS
-------------------------------------------------------
Share Price                                      $15.33
Common Share Net Asset Value                     $17.79
Premium/(Discount) to NAV                       -13.83%
Net Assets ($000)                              $338,072
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 8/25/05)               MARKET            NAV
-------------------------------------------------------
One Year                          -8.45%          2.54%
Since Inception - average annual  -2.66%          5.23%
-------------------------------------------------------

                                            % OF COMMON
                                             STOCKS AND
SECTOR BREAKDOWN                  SECURITIES SOLD SHORT
-------------------------------------------------------
Financials                                        16.6%
Information Technology                            14.6%
Consumer Discretionary                            12.1%
Industrials                                       12.1%
Energy                                            12.1%
Consumer Staples                                   9.9%
Health Care                                        9.8%
Telecommunications                                 5.0%
Materials                                          4.6%
Utilities                                          3.2%
-------------------------------------------------------
Securities are classified by sectors that represent broad groupings of related industries.

TOP TEN                                        % OF NET
LONG-TERM COMMON STOCKS                          ASSETS
-------------------------------------------------------
Exxon Mobil Corp.                                  6.0%
General Electric Co.                               4.3%
Chevron Corp.                                      3.5%
AT&T, Inc.                                         3.2%
JPMorgan Chase & Co.                               2.8%
Hewlett-Packard Co.                                2.5%
Boeing Co.                                         2.5%
Loews Corp.                                        2.0%
Altria Group, Inc.                                 2.0%
Cardinal Health, Inc.                              1.9%
-------------------------------------------------------

                                               % OF NET
TOP FIVE SECURITIES SOLD SHORT                   ASSETS
-------------------------------------------------------
Anadarko Petroleum Corp.                           1.6%
Paychex, Inc.                                      1.4%
Leucadia National Corp.                            1.4%
Bemis Co., Inc.                                    1.3%
Clorox Co.                                         1.1%
-------------------------------------------------------
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Line Chart:
SHARE PRICE & NAV Performance

                Share
                Price    NAV

12/31/06        18.33    18.89
                18.85    19.01
                18.45    18.91
                18.47    18.93
                18.48    18.95
                18.6     18.92
                18.65    19.02
                18.8     19.14
                18.84    19.2
                18.84    19.16
                18.75    19.17
                18.75    19.26
                18.59    19.19
                18.72    19.25
                18.85    19.44
                18.63    19.41
                18.76    19.31
                18.87    19.37
                19.02    19.52
                19.17    19.62
                19.15    19.77
                19.2     19.77
                19.24    19.71
                19.36    19.71
                19.26    19.75
                19.3     19.8
                19       19.77
                19.03    19.72
                19.3     19.78
                19.27    19.8
                19.12    19.74
                19.22    19.76
                19.24    19.8
                19.09    19.87
                19.21    19.82
                19.39    19.73
                19.38    19.68
                18.84    18.99
                19.05    18.96
                18.76    18.81
                18.66    18.56
                18.5     18.31
                18.73    18.57
                18.96    18.56
                18.87    18.81
                18.96    18.92
                18.97    18.92
                18.22    18.21
                18.12    18.07
                18.32    18.29
                18.4     18.18
                18.45    18.5
                18.42    18.54
                18.53    18.63
                18.52    18.79
                18.53    18.88
                18.36    18.83
                18.32    18.8
                18.32    18.68
                18.41    18.92
                18.59    18.91
                18.85    18.92
                18.93    18.99
                18.98    19.05
                19.12    19.14
                19.15    19.16
                19.04    19.29
                18.89    19.27
                18.93    19.24
                19.02    19.29
                19.07    19.42
                19.09    19.4
                18.95    19.31
                18.74    19.26
                18.86    19.54
                18.82    19.38
                18.76    19.3
                18.97    19.47
                18.96    19.42
                18.94    19.32
                18.68    19.3
                18.69    19.38
                18.85    19.43
                18.9     19.5
                18.86    19.51
                18.91    19.54
                18.78    19.55
                18.85    19.57
                18.65    19.46
                18.86    19.65
                18.8     19.59
                18.84    19.71
                18.89    19.77
                18.91    19.8
                18.97    20.01
                19.04    19.93
                18.92    19.97
                18.99    19.99
                18.88    19.83
                18.89    20.01
                18.98    19.98
                19.07    20.11
                19.2     20.11
                19.38    20.23
                19.49    20.19
                19.38    20.15
                19.1     19.91
                18.89    19.79
                19.16    19.97
                19.26    19.98
                18.98    19.85
                18.77    19.65
                18.91    19.78
                18.98    20.03
                19.15    19.91
                19.15    19.86
                18.98    19.75
                18.93    19.8
                18.91    19.64
                19       19.72
                18.99    19.61
                18.86    19.63
                18.8     19.77
                18.93    19.81
                19.18    19.93
                19.11    20.02
                19       19.95
                18.98    20.01
                18.99    20.03
                18.93    19.75
                18.91    19.8
                19.25    20.02
                19.05    20
                19.05    20.03
                18.94    19.95
                18.82    19.84
                18.77    19.91
                18.59    19.97
                18.37    19.81
                17.79    19.41
                17.67    19.43
                17.28    18.93
                17.12    18.76
                17.32    18.85
                17.55    18.97
                17.62    18.98
                17.62    18.98
                17.52    18.56
                17.44    18.77
                17.5     18.88
                17.4     18.87
                17.26    18.24
                16.88    18.29
                17       18.64
                16.71    18.4
                16.09    18.28
                15.9     17.8
                16.7     18.12
                16.93    18.04
                16.95    17.97
                17.3     18.18
                16.86    18.22
                17.22    18.42
                16.93    18.38
                16.4     18.02
                16.92    18.24
                16.93    18.27
                17.3     18.3
                17.3     18.46
                17.22    18.11
                17.23    18.16
                16.85    17.73
                16.68    17.67
                16.81    17.93
                16.24    17.54
                16.15    17.68
                16.05    17.54
                15.81    17.43
                16.17    17.77
                16.2     17.98
                16.07    17.9
                16.28    18.05
                16.25    17.99
                16.1     17.82
                16.03    18
                16.13    18.07
                16.14    18.07
                16.24    18.26
                16.33    18.24
                16.44    18.21
                16.37    18.24
                16.57    18.32
                16.49    18.34
                16.52    18.4
                16.33    18.42
                16.45    18.43
                16.42    18.52
                16.24    18.48
                16.06    18.35
                16.01    18.54
                16.22    18.47
                15.91    18.14
                15.95    18.09
                15.97    18.26
                15.95    18.25
                15.9     18.38
                16.05    18.47
                16.03    18.55
                15.86    18.48
                15.93    18.61
                15.65    18.27
                15.7     18.18
                15.47    18.09
                15.63    18.25
                15.3     17.87
                15.36    17.98
                15.31    17.6
                14.88    17.41
                15.08    17.75
                15.02    17.62
                14.62    17.43
                14.54    17.46
                14.5     17.11
                14.57    17.32
                14.5     16.99
                14.6     17.23
                14.41    16.96
                14.53    17.2
                14.85    17.71
                14.93    17.72
                15.21    17.92
                15.31    17.84
                15.16    17.67
                15.34    17.93
                15.51    18.07
                15.61    18.13
                15.59    18.21
                15.23    17.94
                14.98    17.75
                14.97    17.83
                14.96    17.61
                14.82    17.35
                14.82    17.5
                14.78    17.48
                14.76    17.62
                15.1     17.88
                15.73    17.98
                15.35    17.98
                15.22    17.87
                15.23    17.84
12/31/07        15.33    17.79

Bar Chart:
DISTRIBUTIONS TO SHAREHOLDERS (Year ended 12/31/07)
Mar      0.4
Jun      0.4
Sep      0.4
Dec      0.4

                                               % OF NET
FUND BREAKDOWN                                   ASSETS
-------------------------------------------------------
Long-Term Investments                            121.1%
Short-Term Investments                             6.5%
-------------------------------------------------------
Total Investments                                127.6%
Securities Sold Short                            -27.6%
Other Assets less Liabilities                      2.2%
Total Value of Options Written                    -2.2%
-------------------------------------------------------
Total Net Assets                                 100.0%
-------------------------------------------------------


                                           Annual Report | December 31, 2007 | 9

OLA | Old Mutual/Claymore Long-Short Fund

Portfolio of INVESTMENTS | DECEMBER 31, 2007


NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS -121.1%
              COMMON STOCKS - 120.9%
              CONSUMER DISCRETIONARY - 11.7%
       3,619  AutoNation, Inc. (a)                                 $     56,674
      43,367  Bed Bath & Beyond, Inc. (a)                             1,274,556
      67,419  Best Buy Co., Inc. (b)                                  3,549,610
      86,557  Big Lots, Inc. (a)(b)                                   1,384,046
       3,115  Clear Channel Communications, Inc. (b)                    107,530
     144,702  Comcast Corp. - Class A (a)(b)                          2,642,259
     121,122  DIRECTV Group, Inc. (a)(b)                              2,800,341
      32,665  Eastman Kodak Co. (b)                                     714,384
      11,247  Expedia, Inc. (a)(b)                                      355,630
     530,738  Ford Motor Co. (a)(b)                                   3,571,867
       8,661  Gap, Inc.                                                 184,306
      59,055  General Motors Corp. (b)                                1,469,879
         118  Harman International Industries, Inc. (b)                   8,698
       1,026  Harrah's Entertainment, Inc. (b)                           91,057
      35,253  Hasbro, Inc.                                              901,772
      48,486  IAC/InterActiveCorp. (a)                                1,305,243
     285,201  Interpublic Group of Companies, Inc. (a)(b)             2,312,980
       9,082  Liz Claiborne, Inc.                                       184,819
      41,084  Marriott International, Inc. - Class A (b)              1,404,251
      46,541  Newell Rubbermaid, Inc.                                 1,204,481
      11,527  Office Depot, Inc. (a)(b)                                 160,341
      11,525  OfficeMax, Inc. (b)                                       238,106
      10,229  Polo Ralph Lauren Corp. (b)                               632,050
      75,598  Snap-On, Inc. (b)                                       3,646,847
      55,329  Time Warner, Inc.                                         913,482
      46,827  VF Corp.                                                3,215,142
     141,730  Walt Disney Co. (The) (b)                               4,575,044
      34,711  Wyndham Worldwide Corp.                                   817,791
--------------------------------------------------------------------------------
                                                                     39,723,186
--------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              CONSUMER STAPLES - 11.7%
      89,958  Altria Group, Inc. (b)                               $  6,799,026
     118,269  Archer-Daniels-Midland Co. (b)                          5,491,230
       1,856  Brown-Forman Corp. - Class B (b)                          137,548
      34,086  Coca-Cola Enterprises, Inc. (b)                           887,259
      65,165  ConAgra Foods, Inc.                                     1,550,275
      19,085  Constellation Brands, Inc. - Class A (a)(b)               451,169
      24,821  Costco Wholesale Corp. (b)                              1,731,513
     121,626  Dean Foods Co. (a)                                      3,145,248
      66,774  Kraft Foods, Inc. - Class A (b)                         2,178,836
     165,846  Kroger Co. (b)                                          4,429,747
      45,511  Procter & Gamble Co. (b)                                3,341,418
     135,017  SYSCO Corp. (b)                                         4,213,881
     159,741  Tyson Foods, Inc. - Class A                             2,448,829
         944  Walgreen Co.                                               35,947
      60,348  Wal-Mart Stores, Inc.                                   2,868,340
--------------------------------------------------------------------------------
                                                                      39,710,266
--------------------------------------------------------------------------------
              ENERGY - 15.1%
       2,573  Apache Corp.                                              276,700
     128,287  Chevron Corp. (b)                                      11,973,026
      29,932  ConocoPhillips (b)                                      2,642,996
       4,806  Devon Energy Corp. (b)                                    427,301
     216,674  Exxon Mobil Corp.                                      20,300,187
      80,923  Halliburton Co. (b)                                     3,067,791
      12,685  Hess Corp. (b)                                          1,279,409
      63,302  Marathon Oil Corp. (b)                                  3,852,560
       7,941  Murphy Oil Corp. (b)                                      673,714
       5,562  Occidental Petroleum Corp.                                428,218
      14,809  Schlumberger Ltd. (Netherlands Antilles) (b)            1,456,761
       7,145  Transocean, Inc. (Cayman Islands) (a)(b)                1,022,807
       9,866  Weatherford International Ltd. (Bermuda) (a)              676,808
      79,820  Williams Cos., Inc.                                     2,855,960
--------------------------------------------------------------------------------
                                                                     50,934,238
--------------------------------------------------------------------------------
              FINANCIALS - 19.7%
     63,445   ACE Ltd. (Cayman Islands) (b)                           3,919,632
     39,020   American Express Co. (b)                                2,029,820
      9,346   Ameriprise Financial, Inc. (b)                            515,058
     66,959   AON Corp. (b)                                           3,193,275
      6,807   Apartment Investment & Management Co., REIT -
                 Class A (b)                                            236,407
     14,113   Assurant, Inc. (b)                                        944,160
     21,682   AvalonBay Communities, Inc., REIT (b)                   2,041,143
     41,734   Bank of New York Mellon Corp. (b)                       2,034,950
     64,476   Capital One Financial Corp. (b)                         3,047,136
     46,267   CB Richard Ellis Group, Inc. - Class A (a)                997,054
    214,493   Charles Schwab Corp. (b)                                5,480,296
      6,144   Cincinnati Financial Corp.                                242,934


See notes to financial statements.

10 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued


NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------

              FINANCIALS (CONTINUED)
     40,733   Discover Financial Services (b)                      $    614,253
     25,962   Franklin Resources, Inc. (b)                            2,970,832
     20,862   Hartford Financial Services Group, Inc. (b)             1,818,958
    106,148   Host Hotels & Resorts, Inc., REIT (b)                   1,808,762
     16,621   Janus Capital Group, Inc. (b)                             546,000
    214,764   JPMorgan Chase & Co. (b)                                9,374,448
    136,182   Loews Corp. (b)                                         6,855,402
     64,560   MetLife, Inc. (b)                                       3,978,187
     10,275   Morgan Stanley                                            545,705
     44,146   Northern Trust Corp. (b)                                3,380,701
      1,952   PNC Financial Services Group, Inc. (b)                    128,149
      2,594   Prudential Financial, Inc.                                241,346
      6,752   State Street Corp.                                        548,262
      7,255   T Rowe Price Group, Inc.                                  441,684
      7,724   Torchmark Corp.                                           467,534
    116,030   Travelers Co., Inc.                                     6,242,414
     42,367   Wells Fargo & Co.                                       1,279,060
     12,567   XL Capital Ltd. - Class A (Cayman Islands)                632,246
--------------------------------------------------------------------------------
                                                                     66,555,808
--------------------------------------------------------------------------------
              HEALTH CARE - 12.8%
     106,285  AmerisourceBergen Corp. (b)                             4,769,008
      31,571  Amgen, Inc. (a)(b)                                      1,466,157
       2,514  Barr Pharmaceuticals, Inc. (a)(b)                         133,493
      61,907  Baxter International, Inc. (b)                          3,593,701
      77,258  Bristol-Myers Squibb Co. (b)                            2,048,882
     114,040  Cardinal Health, Inc. (b)                               6,585,810
      66,982  Cigna Corp. (b)                                         3,598,943
      20,884  Genzyme Corp. (a)(b)                                    1,554,605
      38,061  Humana, Inc. (a)(b)                                     2,866,374
      75,905  McKesson Corp. (b)                                      4,972,537
      46,902  Medco Health Solutions, Inc. (a)(b)                     4,755,863
      63,266  PerkinElmer, Inc.                                       1,646,181
      76,891  Pfizer, Inc. (b)                                        1,747,732
      59,458  Schering-Plough Corp. (b)                               1,583,961
      14,348  Stryker Corp.                                           1,072,083
      15,442  Thermo Fisher Scientific, Inc. (a)                        890,695
       1,046  WellPoint, Inc. (a)                                        91,766
--------------------------------------------------------------------------------
                                                                     43,377,791
--------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS - 17.0%
      83,443  Allied Waste Industries, Inc. (a)                    $    919,542
      94,806  Boeing Co. (b)                                          8,291,733
       3,805  C.H. Robinson Worldwide, Inc. (b)                         205,927
      23,584  CSX Corp. (b)                                           1,037,224
      28,010  FedEx Corp. (b)                                         2,497,652
      16,002  Fluor Corp. (b)                                         2,331,812
     391,106  General Electric Co. (b)                               14,498,299
      57,455  Honeywell International, Inc. (b)                       3,537,504
      51,763  Jacobs Engineering Group, Inc. (a)                      4,949,061
      12,036  Lockheed Martin Corp. (b)                               1,266,909
      27,121  Northrop Grumman Corp. (b)                              2,132,796
      16,894  Parker Hannifin Corp. (b)                               1,272,287
      36,250  Raytheon Co. (b)                                        2,200,375
      13,100  Robert Half International, Inc.                           354,224
      71,610  RR Donnelley & Sons Co. (b)                             2,702,561
      59,740  Ryder System, Inc. (b)                                  2,808,377
     115,660  Southwest Airlines Co. (b)                              1,411,052
       3,323  Terex Corp. (a)(b)                                        217,889
      14,843  United Parcel Service, Inc. - Class B                   1,049,697
      42,825  WW Grainger, Inc. (b)                                   3,748,044
--------------------------------------------------------------------------------
                                                                     57,432,965
--------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY - 18.3%
      33,739  Agilent Technologies, Inc. (a)(b)                       1,239,571
       1,971  Analog Devices, Inc.                                       62,481
         555  Apple, Inc. (a)                                           109,934
      56,622  Applied Materials, Inc. (b)                             1,005,607
      14,772  BMC Software, Inc. (a)                                    526,474
      63,534  Broadcom Corp. - Class A (a)(b)                         1,660,779
      92,782  Cisco Systems, Inc. (a)(b)                              2,511,609
      48,870  Computer Sciences Corp. (a)(b)                          2,417,599
       4,106  Convergys Corp. (a)(b)                                     67,585
      11,582  Corning, Inc. (b)                                         277,852
      62,928  Dell, Inc. (a)(b)                                       1,542,365
      24,067  eBay, Inc. (a)(b)                                         798,784
      14,167  Electronic Arts, Inc. (a)(b)                              827,494
     146,307  Electronic Data Systems Corp. (b)                       3,032,944
       8,197  EMC Corp. (b)                                             151,890
       7,152  Google, Inc. - Class A (a)(b)                           4,945,465
     164,699  Hewlett-Packard Co. (b)                                 8,314,006
      94,652  Intel Corp. (b)                                         2,523,422
      26,050  International Business Machines Corp. (b)               2,816,005
      65,591  Jabil Circuit, Inc. (b)                                 1,001,575
       1,182  Micron Technology, Inc. (a)(b)                              8,569
      86,009  Microsoft Corp. (b)                                     3,061,920
      30,732  Molex, Inc. (b)                                           838,984
     171,688  Motorola, Inc. (b)                                      2,753,876


See notes to financial statements.

                                          Annual Report | December 31, 2007 | 11

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
      16,807  National Semiconductor Corp. (b)                     $    380,510
      12,692  NVIDIA Corp. (a)(b)                                       431,782
       8,936  Oracle Corp. (a)(b)                                       201,775
     256,661  Sun Microsystems, Inc. (a)                              4,653,255
      39,141  Teradata Corp. (a)(b)                                   1,072,855
     177,983  Texas Instruments, Inc.                                 5,944,632
     228,723  Unisys Corp. (a)                                        1,081,860
       7,348  VeriSign, Inc. (a)                                        276,358
      62,038  Western Union Co.                                       1,506,283
     227,081  Xerox Corp.                                             3,676,441
--------------------------------------------------------------------------------
                                                                     61,722,541
--------------------------------------------------------------------------------
              MATERIALS - 5.6%
      46,110  Alcoa, Inc. (b)                                         1,685,321
     120,405  Ashland, Inc.                                           5,710,809
         384  Du Pont (E.I.) de Nemours and Co. (b)                      16,931
       6,903  Ecolab, Inc. (b)                                          353,503
       4,968  Hercules, Inc. (b)                                         96,131
      54,509  International Paper Co. (b)                             1,765,001
       5,070  Monsanto Co. (b)                                          566,268
      15,069  Newmont Mining Corp. (b)                                  735,819
      69,312  Pactiv Corp. (a)(b)                                     1,845,779
      28,258  PPG Industries, Inc. (b)                                1,984,559
      56,944  Rohm & Haas Co. (b)                                     3,022,018
      40,065  Sealed Air Corp. (b)                                      927,104
       2,312  Vulcan Materials Co.                                      182,856
--------------------------------------------------------------------------------
                                                                     18,892,099
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS - 5.4%
     258,870  AT&T, Inc. (b)                                         10,758,637
     316,482  Qwest Communications International, Inc. (b)            2,218,539
      62,186  Sprint Nextel Corp. (b)                                   816,502
     105,025  Verizon Communications, Inc.                            4,588,542
--------------------------------------------------------------------------------
                                                                     18,382,220
--------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              UTILITIES - 3.6%
      72,599  AES Corp. (a)(b)                                     $  1,552,892
      11,067  Allegheny Energy, Inc. (b)                                703,972
     185,092  CMS Energy Corp. (b)                                    3,216,899
      17,181  Dominion Resources, Inc. (b)                              815,238
      10,333  Dynegy, Inc. - Class A (a)                                73,778
       3,700  Pepco Holdings, Inc.                                      108,521
     130,657  PG&E Corp. (b)                                          5,630,010
--------------------------------------------------------------------------------
                                                                     12,101,310
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS - 120.9%
              (Cost $434,342,795)                                   408,832,424
--------------------------------------------------------------------------------
              TRACKING STOCKS - 0.2%
              HEALTH CARE - 0.2%
     18,777   Applera Corp - Applied Biosystems Group
              (Cost $637,327)                                           636,916
--------------------------------------------------------------------------------
              TOTAL LONG-TERM INVESTMENTS - 121.1%
              (Cost $434,980,122)                                   409,469,340
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                    VALUE
--------------------------------------------------------------------------------

              SHORT-TERM INVESTMENTS - 6.5%
              U.S. GOVERNMENT SECURITIES - 6.5%
$22,250,000   U.S. Treasury Bill yielding 3.072%, 6/05/08 maturity (b)
              (Cost $21,958,118)                                     21,940,569
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS - 127.6%
              (Cost $456,938,240)                                   431,409,909
              Securities Sold Short - (27.6%)
              (Proceeds $98,422,499)                                (93,194,396)
              Total Value of Options Written
                 (Premiums received $8,372,488) - (2.2%)             (7,483,625)
              Other Assets less Liabilities - 2.2%                    7,340,315
--------------------------------------------------------------------------------
              NET ASSETS - 100.0%                                  $338,072,203
================================================================================


See notes to financial statements.

12 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued


NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              SECURITIES SOLD SHORT - 27.6%
              COMMON STOCKS - 27.6%
              CONSUMER DISCRETIONARY - 6.3%
       3,012  Apollo Group, Inc. - Class A                         $    211,292
      10,054  Black & Decker Corp.                                      700,261
      14,161  Carnival Corp. (Panama)                                   630,023
      78,920  CBS Corp. - Class B                                     2,150,570
      27,318  Centex Corp.                                              690,053
     123,228  Circuit City Stores, Inc.                                 517,558
      38,537  DR Horton, Inc.                                           507,532
      10,766  EW Scripps Co. - Class A                                  484,578
      21,047  GameStop Corp. - Class A                                1,307,229
      53,977  Gannett Co., Inc.                                       2,105,103
       2,863  Goodyear Tire & Rubber Co.                                 80,794
      65,798  Harley-Davidson, Inc.                                   3,073,424
      70,945  Home Depot, Inc.                                        1,911,258
       9,328  JC Penney Co., Inc.                                       410,339
      50,513  Jones Apparel Group, Inc.                                 807,703
      48,644  KB Home                                                 1,050,710
      20,315  Lennar Corp. - Class A                                    363,435
      10,916  Mattel, Inc.                                              207,841
       2,582  Meredith Corp.                                            141,958
      27,192  Pulte Homes, Inc.                                         286,604
      13,321  Sears Holdings Corp.                                    1,359,408
      45,931  Tiffany & Co.                                           2,114,204
--------------------------------------------------------------------------------
                                                                      21,111,877
--------------------------------------------------------------------------------
              CONSUMER STAPLES - 2.9%
      37,176  Anheuser-Busch Cos., Inc.                               1,945,792
       3,259  Avon Products, Inc.                                       128,828
      56,611  Clorox Co.                                              3,689,339
      35,970  Hershey Co.                                             1,417,218
      21,075  Whole Foods Market, Inc.                                  859,860
      32,268  Wrigley (Wm) Jr. Co.                                    1,889,291
--------------------------------------------------------------------------------
                                                                      9,930,328
--------------------------------------------------------------------------------
              ENERGY - 2.9%
      81,332  Anadarko Petroleum Corp.                                5,342,699
      39,883  Nabors Industries Ltd. (Bermuda)                        1,092,395
      12,586  Rowan Cos., Inc.                                          496,644
      48,562  Spectra Energy Corp.                                    1,253,871
       6,469  Tesoro Corp.                                              308,571
      25,288  XTO Energy, Inc.                                        1,298,792
--------------------------------------------------------------------------------
                                                                      9,792,972
--------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              FINANCIALS - 5.0%
      10,214  Aflac, Inc.                                          $    639,703
       2,571  American Capital Strategies Ltd.                           84,740
      38,578  Bear Stearns Cos., Inc.                                 3,404,508
      52,962  Countrywide Financial Corp.                               473,480
      34,771  Freddie Mac                                             1,184,648
      37,035  General Growth Properties, Inc.                         1,525,101
      29,408  Genworth Financial, Inc. - Class A                        748,434
      55,898  Huntington Bancshares, Inc.                               825,054
      99,199  Leucadia National Corp.                                 4,672,273
      55,570  MBIA, Inc.                                              1,035,269
       9,318  Moody's Corp.                                             332,653
     101,667  Progressive Corp.                                       1,947,940
--------------------------------------------------------------------------------
                                                                      16,873,803
--------------------------------------------------------------------------------
              HEALTH CARE - 1.5%
     175,479  Boston Scientific Corp.                                 2,040,821
      12,949  IMS Health, Inc.                                          298,345
     111,084  Mylan Laboratories, Inc.                                1,561,841
       1,322  Quest Diagnostics, Inc.                                    69,934
      13,930  Waters Corp.                                            1,101,445
--------------------------------------------------------------------------------
                                                                      5,072,386
--------------------------------------------------------------------------------
              INDUSTRIALS - 1.0%
         182  Avery Dennison Corp.                                        9,671
       2,459  Caterpillar, Inc.                                         178,425
      13,319  Equifax, Inc.                                             484,279
       6,491  L-3 Communications Holdings, Inc.                         687,657
      18,966  PACCAR, Inc.                                            1,033,268
      16,856  Pitney Bowes, Inc.                                        641,202
       3,947  Textron, Inc.                                             281,421
--------------------------------------------------------------------------------
                                                                      3,315,923
--------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY - 3.5%
      30,686  Cognizant Technology Solutions Corp. - Class A          1,041,483
      10,037  Fidelity National Information Services, Inc.              417,439
      24,441  Linear Technology Corp.                                   777,957
       2,048  MEMC Electronic Materials, Inc.                           181,227
      55,042  Microchip Technology, Inc.                              1,729,420
     129,050  Paychex, Inc.                                           4,674,191
     153,357  QLogic Corp.                                            2,177,669
       2,679  SanDisk Corp.                                              88,862
     126,968  Tellabs, Inc.                                             830,371
--------------------------------------------------------------------------------
                                                                     11,918,619
--------------------------------------------------------------------------------


See notes to financial statements.

                                          Annual Report | December 31, 2007 | l3

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued


NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              MATERIALS - 1.3%
     156,022  Bemis Co., Inc.                                      $  4,271,882
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS - 2.0%
      18,001  CenturyTel, Inc.                                          746,321
     222,952  Citizens Communications Co.                             2,838,179
     247,827  Windstream Corp.                                        3,226,708
--------------------------------------------------------------------------------
                                                                      6,811,208
--------------------------------------------------------------------------------
              UTILITIES - 1.2%
      18,479  Consolidated Edison, Inc.                                 902,699
      23,094  Exelon Corp.                                            1,885,394
         242  Pinnacle West Capital Corp.                                10,264
      24,900  PPL Corp.                                               1,297,041
--------------------------------------------------------------------------------
                                                                      4,095,398
--------------------------------------------------------------------------------
              TOTAL SECURITIES SOLD SHORT - 27.6 %
              (Proceeds $98,422,499)                               $ 93,194,396
================================================================================


CONTRACTS
(100 SHARES                                                EXPIRATION       EXERCISE           MARKET
PER CONTRACT)  CALL OPTIONS WRITTEN(a)                           DATE          PRICE            VALUE
-----------------------------------------------------------------------------------------------------
      1,400    KBW Banks Index                           January 2008       $  85.00       $  658,000
        150    MS Commodity Related Equity               January 2008         840.00          649,500
        775    CBOE Gold Index                           January 2008         170.00          670,375
        150    S&P 400 Midcap Index                      January 2008         850.00          303,000
        150    CBOE Oil Index                            January 2008         870.00          495,000
        875    S&P 500 Index                             January 2008       1,450.00        3,443,125
        100    S&P 500 Index                             January 2008       1,460.00          316,000
         25    S&P 500 Index                             January 2008       1,485.00           44,750
        625    AMEX Securities Broker/Dealer Index       January 2008         200.00          696,875
      2,300    AMEX Airline Index                        January 2008          35.00          207,000
-----------------------------------------------------------------------------------------------------
               TOTAL CALL OPTIONS WRITTEN
               (Premiums received $8,372,488)                                              $7,483,625
=====================================================================================================

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b) All or a portion of these securities are held as collateral for Securities Sold Short and futures.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

14 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund

Statement of ASSETS AND LIABILITIES | DECEMBER 31, 2007

ASSETS
   Investments, at value (cost $456,938,240)                                                     $ 431,409,909
   Cash                                                                                              8,971,479
   Unrealized appreciation on forward currency exchange contracts                                    2,777,543
   Variation margin on futures                                                                       1,339,378
   Dividends and interest receivable                                                                   394,284
   Other assets                                                                                          8,109
---------------------------------------------------------------------------------------------------------------
   Total assets                                                                                    444,900,702
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Securities sold short, at value (proceeds $98,422,499)                                           93,194,396
   Options written, at value (premiums received of $8,372,488)                                       7,483,625
   Unrealized depreciation on forward currency exchange contracts                                    5,478,525
   Advisory fee payable                                                                                287,686
   Investments purchased payable                                                                       199,822
   Administration fee payable                                                                           15,408
   Accrued expenses                                                                                    169,037
---------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                               106,828,499
---------------------------------------------------------------------------------------------------------------
Net Assets                                                                                       $ 338,072,203
===============================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized,
   19,005,240 shares issued and outstanding                                                      $     190,052
Additional paid-in capital                                                                         362,050,032
Net unrealized depreciation on investments, futures, options,
   securities sold short, forwards and currency translation                                        (21,224,348)
Accumulated net realized gain on investments, futures, options, securities sold short,
   forwards and currency transactions                                                                1,629,691
Accumulated net investment loss                                                                     (4,573,224)
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $ 338,072,203
===============================================================================================================
NET ASSET VALUE (BASED ON 19,005,240 COMMON SHARES OUTSTANDING)                                  $       17.79
===============================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2007 | 15

OLA | Old Mutual/Claymore Long-Short Fund

Statement of OPERATIONS | FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME
   Dividends                                                                    $  6,576,395
   Interest                                                                        1,533,044
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                $  8,109,439
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Dividends on securities sold short                                              4,675,529
   Advisory fee                                                                    3,581,382
   Custodian fee                                                                   1,162,379
   Professional fees                                                                 139,382
   Trustees' fees and expenses                                                       130,287
   Fund accounting                                                                   101,227
   Printing expense                                                                   98,902
   Administration fee                                                                 86,628
   Transfer agent fee                                                                 34,418
   Insurance                                                                          22,602
   NYSE listing fee                                                                   21,250
   Miscellaneous                                                                      10,101
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                10,064,087
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT LOSS                                                                           (1,954,648)
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                                                 $ 57,322,552
      Futures                                                                                       (9,340,980)
      Options                                                                                       (2,803,422)
      Securities sold short                                                                         (6,318,423)
      Foreign currency forwards and currency transactions                                           (1,938,746)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  (30,901,392)
      Futures                                                                                       (1,030,672)
      Options                                                                                         (921,999)
      Securities sold short                                                                         10,611,861
      Foreign currency forwards and currency translation                                            (3,279,463)
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN                                                                 11,399,316
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $  9,444,668
===============================================================================================================

See notes to financial statements.

16 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund

Statement of CHANGES IN NET ASSETS |

                                                                                     FOR THE            FOR THE
                                                                                  YEAR ENDED         YEAR ENDED
                                                                           DECEMBER 31, 2007  DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income (loss)                                                $  (1,954,648)     $   1,388,009
   Net realized gain (loss) on investments, futures, options,
      securities sold short, forwards and currency transactions                   36,920,981         20,719,606
   Net unrealized appreciation (depreciation) on investments, futures, options, securities sold short, forwards and
      currency translation                                                       (25,521,665)        10,045,070
----------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                         9,444,668         32,152,685
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                   (30,408,384)       (30,408,384)
----------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                    (20,963,716)         1,744,301
NET ASSETS
   Beginning of period                                                           359,035,919        357,291,618
----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment loss of
      ($4,573,224) and ($4,548,111), respectively)                             $ 338,072,203      $ 359,035,919
===============================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2007 | 17

OLA | Old Mutual/Claymore Long-Short Fund

Financial HIGHLIGHTS |

                                                                                                               FOR THE PERIOD
                                                                               FOR THE             FOR THE   AUGUST 25, 2005*
PER SHARE OPERATING PERFORMANCE                                             YEAR ENDED          YEAR ENDED            THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                 DECEMBER 31, 2007   DECEMBER 31, 2006  DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     18.89        $     18.80         $  19.10(a)
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(b)                                             (0.10)              0.07             0.04
   Net realized and unrealized gain on investments,
      futures, options, securities sold short, forwards
      and foreign currency                                                      0.60               1.62             0.10
------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                          0.50               1.69             0.14
------------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL                    -                 -                 (0.04)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                 (1.60)             (1.60)           (0.40)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $     17.79        $     18.89         $  18.80
------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                              $     15.33        $     18.33         $  16.47
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(C)
   Net asset value                                                             2.54%              9.36%            0.52%
   Market value                                                               -8.45%             21.70%          -15.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                    $   338,072        $   359,036         $357,292
RATIOS TO AVERAGE NET ASSETS, INCLUDING DIVIDEND EXPENSE
   ON SECURITIES SOLD SHORT:
Total expense ratio                                                            2.81%              2.00%            1.58%(d)(e)
   Operating expense ratio                                                     1.50%              1.52%            1.34%(d)
   Dividends paid on securities sold short                                     1.31%              0.48%            0.24%(d)(e)
Net investment income (loss) ratio                                            -0.55%              0.39%            0.75%(d)(e)
Portfolio turnover                                                              323%               248%              60%

*    Commencement of investment operations.
(a)  Before deduction of offering expenses charged to capital.
(b)  Based on average shares outstanding during the period.
(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)  Annualized.
(e) The expense ratio includes dividend payments made on securities sold short. During the approximate four month period from August 25, 2005 through December 31, 2005, nine securities sold short made two quarterly payments. The annualized ratios noted above have been adjusted such that these securities would only reflect the equivalent of four quarterly dividends per security. Had this adjustment not been made, the expense ratio would have been 1.65% and the net investment ratio would have been 0.68%.

See notes to financial statements.

18 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund

Notes to FINANCIAL STATEMENTS | DECEMBER 31, 2007


Note 1 - ORGANIZATION
Old Mutual/Claymore Long-Short Fund (the "Fund") was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide a high level of current income and current gains. The Fund's secondary investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and by selling securities short in the S&P 500 Index that it believes will underperform relative to the average stock in the S&P 500. The Fund will also write (sell) call options on equity indices and, to a lesser extent, on individual securities held in the Fund's portfolio. The Fund may also employ a variety of other strategies involving futures and forward contracts and other derivative instruments in an attempt to enhance the Fund's investment returns. There can be no assurance that the Fund's investment objective will be achieved.

Note 2 - ACCOUNTING POLICIES
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS AND DERIVATIVES
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Futures and options on future contracts are valued at the settlement price determined by the exchange on which they are traded. Forward exchange currency contracts are valued daily at current exchange rates. All other types of securities, including restricted securities, and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities having a remaining maturity of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) FUTURES
The Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities indices and other assets. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The Fund may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund's portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged.

(D) OPTIONS
The Fund will opportunistically employ an option strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders and reduce overall portfolio risk. The Fund intends to pursue its options strategy primarily by writing call options on equity indices. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium.



                                          Annual Report | December 31, 2007 | 19

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS continued


(E) SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but rather has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral held in a segregated account at the custodian. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from a short sale may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(F) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

(G) FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts are included in net realized gain or loss on foreign currency forwards and currency transactions on the Statement of Operations.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation on foreign currency forwards and currency translation on the Statement of Operations.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.


(H) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gains to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders.


Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Analytic Investors, LLC ("Analytic" or the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily total net assets.

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily total net assets. Analytic is an affiliate of Old Mutual (US) Holdings, Inc.

The Adviser provides Fund Administration services to the Fund. For its services, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily total net assets of the Fund:

NET ASSETS                                                  RATE
----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%

The Bank of New York ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.


20 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS continued


Note 4 - FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution reclass in the amount of $30,408,384 was reclassified from net investment loss to accumulated net realized gain. Also permanent book and tax differences relating to losses on foreign currency transactions in the amount of $11,957,513 were reclassified from accumulated net realized gain to net investment loss. Additionally, a permanent book and tax difference relating to the Fund's investments in real estate investment trusts totaling $123,370 was reclassified from net investment loss to accumulated net realized gain. Finally, a permanent book and tax difference relating to net operating losses in the amount of $14,010,418 was reclassified from net investment loss to accumulated net realized gain.

Capital losses and foreign currency transactions incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer foreign currency related losses from 2007 in the amount of $7,274,206.

Information on the tax components of investments, excluding short sales transactions and excluding written options, and net assets as of December 31, 2007 is as follows:

                                                 NET TAX            NET TAX
     COST OF                                  UNREALIZED         UNREALIZED
 INVESTMENTS      GROSS TAX     GROSS TAX   DEPRECIATION    APPRECIATION ON
     FOR TAX     UNREALIZED    UNREALIZED             ON    DERIVATIVES AND
    PURPOSES   APPRECIATION  DEPRECIATION    INVESTMENTS   FOREIGN CURRENCY
---------------------------------------------------------------------------
$457,694,539     $5,140,592  ($31,425,222)  ($26,284,630)        $1,529,914

Information on the tax components of securities sold short as of December 31, 2007 is as follows:

    PROCEEDS
        FROM                                                   NET TAX
  SECURITIES                                                UNREALIZED
  SOLD SHORT        GROSS TAX           GROSS TAX         APPRECIATION
     FOR TAX       UNREALIZED          UNREALIZED        ON SECURITIES
    PURPOSES     APPRECIATION        DEPRECIATION           SOLD SHORT
----------------------------------------------------------------------
 $98,300,124       $8,037,388        ($2,931,660)           $5,105,728

Tax components of the following balances as of December 31, 2007 and 2006 are as follows:

                                      DECEMBER 31, 2007    DECEMBER 31, 2006
--------------------------------------------------------------------------------
Undistributed ordinary income              ($4,518,893)          ($3,599,922)
Accumulated capital and other losses                 -             ($606,989)

For the years ended December 31, 2007 and December 31, 2006, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

DISTRIBUTIONS PAID FROM:                   2007                     2006
------------------------------------------------------------------------
Ordinary income                     $26,761,014              $25,380,687
Capital Gain                          3,647,370                5,027,697
------------------------------------------------------------------------
                                    $30,408,384              $30,408,384
------------------------------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of December 31, 2007.

Tax years for 2005 and 2006 are still subject to examination by major jurisdictions.


Note 5 - INVESTMENT TRANSACTIONS AND OPTIONS WRITTEN
For the year ended December 31, 2007, purchases and sales of investments, excluding written options and short-term securities, were $1,391,185,632 and $1,435,622,329, respectively.

The Fund entered into written call option contracts during the year ended December 31, 2007. Details of the transactions were as follows:

                                        NUMBER OF
                                        CONTRACTS      PREMIUMS RECEIVED
------------------------------------------------------------------------
Options outstanding, beginning of year      2,650          $  3,595,800
Options written, during the year           72,793           102,589,008
Options expired, during the year          (13,466)          (11,272,462)
Options closed, during the year           (55,427)          (86,539,858)
------------------------------------------------------------------------
Options outstanding, end of year            6,550          $  8,372,488
------------------------------------------------------------------------

Note 6 - DERIVATIVES
At December 31, 2007, the following futures contracts were outstanding:

                                                                                UNREALIZED
                                                              NUMBER OF       APPRECIATION
LONG CONTRACTS                                                CONTRACTS      (DEPRECIATION)
-------------------------------------------------------------------------------------------
Amsterdam Exchanges Index - January 2008
(Current notional value of 103,390 Euro per contract)               288         $  740,988

DAX Index - March 2008
(Current notional value of 203,613 Euro per contract)               146          1,095,988

Dow Jones Euro STOXX 50 - March 2008
(Current notional value of 44,350 Euro per contract)                108             88,445

FTSE 100 Index - March 2008
(Current notional value of 64,550 Pound Sterling per contract)      307            802,311

S&P 500 E-Mini - March 2008
(Current notional value of $73,860 per contract)                    551           (641,915)

TOPIX Index - March 2008
(Current notional value of 14,700,000 Japanese Yen per contract)    111           (744,943)
-------------------------------------------------------------------------------------------
                                                                  1,511         $1,340,874
-------------------------------------------------------------------------------------------

                                          Annual Report | December 31, 2007 | 21

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS continued

SHORT CONTRACTS
-------------------------------------------------------------------------------------------
CAC 40 10 Year Euro Index - January 2008
(Current notional value of 56,205 Euro per contract)                205           (237,025)

Hang Seng Stock Index - January 2008
(Current notional value of 1,395,500 Hong Kong dollars
per contract)                                                        65           (329,769)

IBEX 35 Index - January 2008
(Current notional value of 151,105 Euro per contract)               103            398,309

OMXS 30 Index - January 2008
(Current notional value of 108,375 Swedish Krona per contract)      813            (72,151)

S&P/MIB Index - March 2008
(Current notional value of 194,610 Euro per contract)               118           (101,361)

S&P/TSE 60 Index - March 2008
(Current notional value of 162,700 Canadian dollars per contract)   105           (249,304)

SPI 200 Index - March 2008
(Current notional value of 158,700 Australian
dollars per contract)                                               270            123,066
-------------------------------------------------------------------------------------------
                                                                  1,679          $(468,235)
-------------------------------------------------------------------------------------------
                                                                  3,190          $ 872,639
-------------------------------------------------------------------------------------------

All notional values are denominated in local currencies.

At December 31, 2007, the following forward exchange currency contracts were outstanding:

                                                                  LOCAL         UNREALIZED
                                                               CURRENCY       APPRECIATION
LONG CONTRACTS                                                    VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------
Australian Dollar, 74,000,000 expiring 3/19/08               64,668,143        $ 1,280,483
Norwegian Krone, 400,000,000 expiring 3/19/08                73,509,368          1,339,261
Pound Sterling, 25,000,000 expiring 3/19/08                  49,662,186           (762,014)
Swedish Krona, 120,000,000 expiring 3/19/08                  18,576,091            157,799
-------------------------------------------------------------------------------------------
                                                                               $ 2,015,529
-------------------------------------------------------------------------------------------

SHORT CONTRACTS
-------------------------------------------------------------------------------------------
Canadian Dollar, 74,000,000 expiring 3/19/08                 75,027,730        $(2,504,591)
Euro, 52,000,000 expiring 3/19/08                            76,082,515           (946,675)
Japanese Yen, 1,800,000,000 expiring 3/19/08                 16,246,674           (157,878)
Swiss Franc, 82,000,000 expiring 3/19/08                     72,747,489         (1,107,367)
-------------------------------------------------------------------------------------------
                                                                                (4,716,511)
-------------------------------------------------------------------------------------------
                                                                               $(2,700,982)
-------------------------------------------------------------------------------------------

Note 7 - CAPITAL

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,005,240 issued and outstanding.

There were no transactions in common shares during the years ended December 31, 2007 or 2006, respectively.


Note 8 - INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.


Note 9 - ACCOUNTING PRONOUNCEMENT
In September, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.


22 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
OLD MUTUAL/CLAYMORE LONG-SHORT FUND

We have audited the accompanying statement of assets and liabilities of Old Mutual/Claymore Long-Short Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 25, 2005 (commencement of investment operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual/Claymore Long-Short Fund at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 25, 2005 (commencement of investment operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois

February 20, 2008

                                          Annual Report | December 31, 2007 | 23

OLA | Old Mutual/Claymore Long-Short Fund

Supplemental INFORMATIONl (unaudited)


FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $5,890,887 was taxable to the Fund through December 31, 2007. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $5,983,302 of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Subchapter M on the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund's tax year end as to the federal tax status of dividends and distributions received by shareholders during such tax period. The Fund hereby designates $3,647,370 as long-term capital gains according to IRC Section 852(b)(3)(C).

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.


TRUSTEES
The Trustees of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

                                                                                         NUMBER OF
NAME, ADDRESS,* YEAR OF     TERM OF OFFICE**  PRINCIPAL OCCUPATION DURING                PORTFOLIOS IN THE
BIRTH AND POSITION(S)       AND LENGTH OF     THE PAST FIVE YEARS AND                    FUND COMPLEX***        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT        TIME SERVED       OTHER AFFILIATIONS                         OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes           Since 2005        Investor (2001-present). Formerly,         47                     None.
Year of Birth: 1951                           Senior Vice President & Treasurer
Trustee                                       (1993-1997), President, Pizza Hut
                                              International (1991-1993) and
                                              Senior Vice President, Strategic
                                              Planning and New Business
                                              Development (1987-1990) of PepsiCo,
                                              Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler            Since 2005        Formerly, President, Chief                 2                      Director, SXC Health
Year of Birth: 1955                           Executive Officer and Director of                                 Solutions, Corp.
Trustee                                       Priority Healthcare Corp.
                                              (2002-2005). Formerly, President
                                              and Chief Operating Officer of
                                              Priority Healthcare Corp.
                                              (2001-2002). Formerly, Executive
                                              Vice President and Chief Operating
                                              Officer of Priority Healthcare
                                              Corp. (2000-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje             Since 2005        Advisor to the Cleveland Foundation        2                      Trustee, Old Mutual
Year of Birth: 1942                           Investment Committee. Formerly,                                   Advisor Mutual
Trustee                                       President and Chief Investment                                    Funds.
                                              Officer of TRW Investment
                                              Management Co. (1990-2003).
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore               Since 2005        Partner at WilSource Enterprise            2                      Trustee, Old Mutual
Year of Birth: 1955                           (December 2005-Present).                                          Advisor Mutual
Trustee                                       Previously, Managing Director High                                Funds.
                                              Sierra Energy L.P., (2004-2005).
                                              Formerly, Portfolio Manager and
                                              Vice President of Janus Capital
                                              Corp. (2000-2002) and Senior
                                              Analyst/Portfolio Manager of
                                              Marsico Capital Management
                                              (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg            Since 2005        Partner of Nyberg & Cassioppi, LLC,        50                     None
Year of Birth: 1953                           a law firm specializing in
Trustee                                       corporate law, estate planning and
                                              business transactions
                                              (2000-present). Formerly, Executive
                                              Vice President, General Counsel and
                                              Corporate Secretary of Van Kampen
                                              Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.       Since 2005        Formerly, Vice President, Manager          47                     None.
Year of Birth: 1958                           and Portfolio Manager of Nuveen
Trustee                                       Asset Management (1998-1999), Vice
                                              President of Nuveen Investment
                                              Advisory Corp. (1992-1999), Vice
                                              President and Manager of Nuveen
                                              Unit Investment Trusts (1991-1999),
                                              and Assistant Vice President and
                                              Portfolio Manager of Nuveen Unit
                                              Investment Trusts (1988-1999), each
                                              of John Nuveen & Co., Inc.
                                              (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Appelstein+      Since 2005        Senior Vice President of Product           2                      None.
Year of Birth: 1961                           Strategy and Retirement Solutions
Trustee                                       Planning, Director of Investment
                                              Services, Old Mutual Asset
                                              Management (2003-present).
                                              Formerly, Senior Vice President of
                                              Consulting Relationships, Fidelity
                                              Management Trust Co. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++          Since 2005        Senior Managing Director and Chief         50                     None.
Year of Birth: 1965                           Administrative Officer of Claymore
Trustee; Chief Legal and                      Advisors, LLC and Claymore
Executive Officer                             Securities, Inc. (2007-present).
                                              Formerly, Senior Managing Director
                                              and General Counsel of Claymore
                                              Group, Inc., Claymore Advisors, LLC
                                              and Claymore Securities, Inc.
                                              (2001-2007). Assistant General
                                              Counsel, John Nuveen and Co., Inc.
                                              (1999-2001). Former Vice President
                                              and Associate General Counsel of
                                              Van Kampen Investments, Inc.
                                              (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     -Messrs. Moore, Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders. -Messrs. Appelstein and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.
     -Messrs. Cosler, Dalmaso and Hamje, as Class II Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.
*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees..
+ Mr. Appelstein is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.
++ Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.


24 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS

The Officers of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND     TERM OF OFFICE** AND          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT      LENGTH OF TIME SERVED         AND OTHER AFFILIATIONS
--------------------------------------------------------------------------------------------------------------------------
OFFICERS:
--------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                        Since 2005                    Senior Managing Director of Claymore Advisors, LLC
Year of Birth: 1964                                                 and Claymore Securities, Inc. (2005- present).
Chief Accounting Officer,                                           Previously, Chief Financial Officer of Claymore
Chief Financial Officer                                             Group, Inc. (2005-2006). Managing Director of
and Treasurer                                                       Claymore Advisors, LLC and Claymore Securities,
                                                                    Inc. (2003-2005). Treasurer of Henderson Global
                                                                    Funds and Operations Manager for Henderson Global
                                                                    Investors (North America) Inc. (2002-2003);
                                                                    Managing Director, FrontPoint Partners LLC
                                                                    (2001-2002); Vice President, Nuveen Investments
                                                                    (1999-2001); Chief Financial Officer, Skyline
                                                                    Asset Management LP (1999); Vice President, Van
                                                                    Kampen Investments and Assistant Treasurer, Van
                                                                    Kampen mutual funds (1989-1999).
--------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                  Since 2006                    Vice President; Assistant General Counsel of
Year of Birth: 1971                                                 Claymore Advisors, LLC (2006-present). Secretary
Secretary                                                           of certain funds in the Fund Complex. Previously,
                                                                    Chief Compliance Officer and Clerk, The Preferred
                                                                    Group of Mutual Funds (2005-2006); Chief
                                                                    Compliance Officer and Secretary, Caterpillar
                                                                    Investment Management Ltd (2005-2006); Securities
                                                                    Counsel, Caterpillar Inc. (2004-2006); Associate,
                                                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                                                    (2002-2004).
--------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                           Since 2006                    Vice President-Fund Compliance Officer of Claymore
Year of Birth: 1957                                                 Advisors, LLC (Feb 2006-present). Previously,
Chief Compliance Officer                                            Chief Compliance Officer/Assistant Secretary of
                                                                    Harris Investment Management, Inc. (2003-2006).
                                                                    Director-Compliance of Harrisdirect LLC
                                                                    (1999-2003).
--------------------------------------------------------------------------------------------------------------------------
James Howley                          Since 2006                    Vice President, Fund Administration of Claymore
Year of birth: 1972                                                 Securities, Inc. (2004-present). Formerly,
Assistant Treasurer                                                 Manager, Mutual Fund Administration of Van Kampen
                                                                    Investments, Inc. (1996-2004).
--------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                     Since 2006                    Vice President, Assistant General Counsel of
Year of birth: 1978                                                 Claymore Group Inc. (2005-present). Secretary of
Assistant Secretary                                                 certain funds in the Fund Complex. Formerly,
                                                                    Associate, Vedder, Price, Kaufman & Kammholz, P.C.
                                                                    (2003-2005).
--------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal

                                          Annual Report | December 31, 2007 | 25

OLA | Old Mutual/Claymore Long-Short Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, Attention: Stock Transfer Department, 101 Barclay 11E, New York, New York 10286, Phone Number: (866) 488-3559.


26 | Annual Report | December 31, 2007

OLA | Old Mutual/Claymore Long-Short Fund

Fund INFORMATION


BOARD OF TRUSTEES

Matthew J. Appelstein*

Randall C. Barnes

Steven D. Cosler

Nicholas Dalmaso*

Robert M. Hamje

L. Kent Moore

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS
Nicholas Dalmaso
Chief Executive Officer and
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Matthew J. Patterson
Secretary

Bruce Saxon
Chief Compliance Officer

James Howley
Assistant Treasurer

Melissa J. Nguyen
Assistant Secretary


INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Analytic Investors, LLC
Los Angeles, California

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois




PRIVACY PRINCIPLES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York, 101 Barclay 11E, New York, New York 12086 (866) 488-3559

This report is sent to shareholders of Old Mutual/Claymore Long-Short Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In June 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


                                          Annual Report | December 31, 2007 | 27

OLA | Old Mutual/Claymore Long-Short Fund


About the FUND MANAGER

ANALYTIC INVESTORS, LLC

Analytic Investors specializes in the application of systematic investment processes to evaluate and exploit opportunities in the global equity, fixed income and derivative securities markets. Based in Los Angeles and wholly owned by Old Mutual plc, Analytic employs 35 professionals and manages more than $12 billion. The firm manages a range of traditional, long-only equity products as well as a number of absolute return strategies. The firm was founded in 1970 and, since that time, has focused on delivering valued-added, risk-controlled investment strategies to its range of institutional, fund-of-fund, and high net worth clients.


INVESTMENT PHILOSOPHY

Analytic's philosophy is anchored in the conviction that the systematic application of quantitative techniques to assess opportunity has the potential to deliver quality, risk-adjusted performance, regardless of market cycle. Analytic's quantitative methods bring together the best attributes of individual security selection and unbiased portfolio modeling, yielding a management style that is both disciplined and responsive.


INVESTMENT PROCESS

Analytic's innovative research seeks to uncover the factors that are driving performance and are likely to be important going forward. Two core beliefs underlie the firm's investment process:

     o The attractiveness of every security is determined by a multitude of factors that can be measured.

     o The desirability of a security's characteristics change with economic conditions.

Sophisticated quantitative techniques enable Analytic to simultaneously analyze a variety of unique characteristics - such as relative valuation, growth potential, historical returns, liquidity and risk - in an effort to identify and exploit opportunities. Analytic uses thorough statistical analysis in an attempt to identify the merits of each security as well as the relationships between each security's measurable characteristics that may be driving its performance.

Analytic's proprietary multi-factor return models are applied in a risk-controlled environment. The firm's highly evolved and successful approach, supported by the research efforts of its investment team, capitalizes on opportunity while neutralizing systematic market exposure and overall risk.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


                OLA
                LISTED
                NYSE                                                 OLA-AR-1207

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  No information need be disclosed pursuant to this paragraph.

(c) During the registrant's fiscal year ended December 31, 2007, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,000 and $38,000 for the fiscal years ending December 31, 2007, and December 31, 2006, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), were $0 and $0 for the fiscal years ending December 31, 2007, and December 31, 2006, respectively.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,000 and $6,000 for the fiscal years ending December 31, 2007 and December 31, 2006, respectively.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) were $0 and $0 for the fiscal years ending December 31, 2007, and December 31, 2006, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e). Audit Committee Pre-Approval Policies and Procedures.

         (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

     IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $0 and $0 for the fiscal years ending December 31, 2007, and December 31, 2006, respectively.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is composed of: Randall C. Barnes, Steven D. Cosler, Robert M. Hamje,
L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b)  Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Analytic Investors, LLC (the "Sub-Adviser" or "Analytic"). The Sub-Adviser's proxy voting policies and procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A team of investment professionals at Analytic shares primary responsibility for the day-to-day portfolio management of the Fund. Mr. McMurran and Mr. Bein oversee the team regarding the management of the Fund. The following provides information regarding the members of the team.

NAME                         SINCE                                   PROFESSIONAL EXPERIENCE
--------------------------------------------------------------------------------------------------------------------------
Gregory M. McMurran          2005        Mr. McMurran (Chief Investment Officer and Portfolio Manager) is responsible
                          (Inception)    for the management of implementation of Analytic's investment strategies, including those used for the Fund. He joined Analytic in 1976. He is a major contributor to the firm's ongoing research efforts as well as new product development and strategy applications. Mr. McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a B.S. in Economics from the University of California,
                                         Irvine. He also received an M.A. in Economics at California State University,
                                         Fullerton. He has 31 years of industry experience.

Harindra de Silva,           2005        Dr. de Silva (President and Portfolio Manager) is responsible for Analytic's
Ph.D., CFA                (Inception)    strategic direction and the ongoing development of its investment processes.
                                         He focuses on the ongoing research and portfolio management efforts for the firm's U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995, he was a principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments.
                                         He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester
                                         Institute of Science and Technology and an M.B.A. in Finance and an M.S. in
                                         Economic Forecasting from the University of Rochester. Dr. de Silva is a member of the Association for Investment Management and Research, the American
                                         Finance Association and the International Association of Financial Analysts.
                                         He has 23 years of industry experience.

Dennis Bein, CFA             2005        Mr. Bein (Chief Investment Officer and Portfolio Manager) is responsible for
                          (Inception)    the ongoing research for Analytic's U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining
                                         Analytic in 1995, Mr. Bein was a Senior Consultant for AG Risk Management,
                                         Analysis Group, Inc.'s investment consulting subsidiary. He received an M.B.A.
                                         from the Anderson Graduate School of Management at the University of
                                         California, Riverside. Mr. Bein completed his undergraduate studies in
                                         Business Administration at the University of California, Riverside. He is a
                                         Chartered Financial Analyst and a member of the Association for Investment
                                         Management and Research, the Institute of Chartered Financial Analysts and the
                                         Los Angeles Society of Financial Analysts. He has 18 years of industry experience.

Scott Barker, CFA            2005        Mr. Barker (Portfolio Manager) is responsible for the ongoing research for
                          (Inception)    Analytic's options and fixed income based strategies as well as day-to-day portfolio management and trading of those accounts. Before joining Analytic in
                                         1995, Mr. Barker was a Research Analyst for Analysis Group, Inc. He received a
                                         B.A. in Physics from Pomona College. He is a Chartered Financial Analyst and a
                                         member of the Association for Investment Management and Research and the Los
                                         Angeles Society of Financial Analysts. He has 14 years of industry experience.

Robert Murdock,              2005        Dr. Murdock (Portfolio Manager) is responsible for research and development of
Ph.D., CFA                (Inception)    quantitative models specializing in global asset allocation research, as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1997, he was employed by the Anderson Graduate School of
                                         Management, UCLA as a researcher specializing in international trade policy.
                                         Previously, he was a project manager at the Institute for Policy Reform in
                                         Washington, DC. He also worked at State Street Bank & Trust Company in Boston as an investment analyst and a research economist for the Bonneville Power
                                         Administration. Dr. Murdock received a Ph.D. in International Finance and
                                         Economics from UCLA's Anderson Graduate School of Management; an M.B.A. in
                                         Finance from the Tuck School at Dartmouth College; an M.A. in Economics from
                                         University of Pennsylvania; and a B.S. in Economics and Mathematics from the
                                         University of Wyoming. He is a Chartered Financial Analyst. He has 19 years of industry experience.

Steven Sapra, CFA            2005        Mr. Sapra (Portfolio Manager) is responsible for the ongoing research for
                          (Inception)    Analytic's U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining Analytic in 1999, Mr. Sapra was a Senior
                                         Consultant for BARRA, Inc. He received an M.A. in Economics from the
                                         University of Southern California and a B.S. in Economics from California
                                         State Polytechnic University, Pomona. He is a Chartered Financial Analyst and
                                         a member of the CFA Institute and the Los Angeles Society of Financial
                                         Analysts. He has 11 years of industry experience.

Gregory McMurran and Dennis Bein, as Analytic Chief Investment Officers, generally oversee all aspects of the day-to-day management of the Fund. Mr. McMurran has primary responsibility for the oversight of the firm's derivatives based investment strategies and Mr. Bein has primary responsibility for the oversight of the firm's equity based investment strategies. Under Mr. McMurran's direction, Robert Murdock serves as lead portfolio manager for futures based strategies and Scott Barker serves as lead portfolio manager for options based strategies. Under Mr. Bein's direction, Steven Sapra serves as lead portfolio manager for U.S. equity based strategies, and Harindra de Silva heads the firm's research efforts on behalf of the Fund.

The following summarizes the structure of and methods used to determine the compensation of each individual, each of whom is employed by the Sub-Adviser, that shares primary responsibility for the day-to-day portfolio management of the Fund (the "Analytic Portfolio Managers"):

Compensation. Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team based on goals established during the performance period. In October 2007, the Analytic board adopted an equity plan that allows key employees of the firm to hold up to 24.9% direct or indirect nonvoting equity interests in the firm. Old Mutual will maintain its majority ownership in the firm. Participants in the Analytic Investors LLC Equity Plan include our executive management team and senior investment team members.

The base salaries of the Analytic Portfolio Managers are typically reviewed on an annual basis, determined by each portfolio manager's date of employment. Discretionary bonuses are determined annually, based upon an analysis of information from the prior calendar year.

Conflicts of Interest. Analytic and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when Analytic determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, Analytic will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Fund and other Managed Accounts is not assured. In such situations, Analytic may (but is not be required to) place orders for the Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic may allocate the securities traded among the Fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts Analytic advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic's investment personnel and therefore have access to full information about Analytic's investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic management fees at rates comparable to and in some cases lower than those paid by the Fund and other Managed Accounts. Analytic also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic may have a conflict between its own interests and the interests of other Analytic investment advisory clients in managing the portfolios of certain of these Managed Accounts.

In order to minimize these potential conflicts of interest, Analytic has adopted various procedures and safeguards. For example, except for short sales done to take advantage of short-term volatility, Analytic will not sell a security short that another Managed Account owns until (1) it discloses to the relevant portfolio managers its intention to sell short and the reasons for selling short and (2) allows the portfolio managers a reasonable time to make an investment decision to hold or sell that security.

Other accounts managed. The following summarizes information regarding each of the other accounts managed by the Analytic Portfolio Managers as of December 31, 2007:

                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                 COMPANIES                        VEHICLES                     OTHER ACCOUNTS
                        --------------------------------------------------------------------------------------------------
                              # OF       TOTAL ASSETS       # OF          TOTAL ASSETS       # OF         TOTAL ASSETS
NAME                        ACCOUNTS      ($MILLION)      ACCOUNTS         ($MILLION)      ACCOUNTS        ($MILLION)
--------------------------------------------------------------------------------------------------------------------------
Scott Barker                   6 (0)       $1,335.0          0 (0)             $0 ($0)        1 (0)        $14.5 ($0)
                                               ($0)
Dennis Bein                   15 (0)       $4,220.4        24 (15)            $2,429.3      34 (13)          $3,912.3
                                               ($0)                         ($1,616.2)                     ($1,261.3)
Harindra de Silva             16 (0)       $4,376.3        24 (16)            $2,287.7      33 (14)          $4,762.2
                                               ($0)                         ($1,469.4)                     ($2,061.3)
Greg McMurran                  7 (0)       $1,483.9          3 (2)              $225.2        5 (1)          $1,086.1
                                               ($0)                           ($125.7)                       ($800.0)
Robert Murdock                 4 (0)       $1,234.7          3 (2)              $225.2        4 (1)          $1,071.6
                                               ($0)                           ($125.7)                       ($800.0)
Steven Sapra                  10 (0)       $3,768.0         14 (8)            $1,525.8       29 (8)          $3,421.5
                                               ($0)                           ($850.5)                       ($770.4)

( ) represents the number and value of accounts within the total accounts that are subject to a performance based advisory fee.

Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Analytic Portfolio Managers as of December 31, 2007:

                                                                 DOLLAR RANGE OF
                                                                     EQUITY
                                                                  SECURITIES IN
NAME OF PORTFOLIO MANAGER                                             FUND
--------------------------------------------------------------------------------
Scott Barker                                                          None
Dennis Bein                                                           None
Harindra de Silva                                                     None
Greg McMurran                                                         None
Robert Murdock                                                        None
Steven Sapra                                                          None


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

(c)    Proxy Voting Policies and Procedures.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Old Mutual/Claymore Long-Short Fund

By:      /s/ Nicholas Dalmaso
         ---------------------------------------------------------------
Name:    Nicholas Dalmaso

Title:   Chief Legal and Executive Officer

Date:    March 5, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Nicholas Dalmaso
         ---------------------------------------------------------------
Name:    Nicholas Dalmaso

Title:   Chief Legal and Executive Officer

Date:    March 5, 2008

By:      /s/ Steven M. Hill
         ---------------------------------------------------------------
Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    March 5, 2008